Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,449.60
Total Fee Amount	2,449.60
Total Transaction Valuation	16,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00